PROXY

                   WANDERLUST INTERACTIVE, INC.
                           598 Broadway
                    New York, New York  10012


     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned, revoking all proxies, hereby appoints Catherine Winchester and Richard S. Kalin and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Wanderlust Interactive, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on January 15, 1997, at 10:00 A.M. at the offices of Wanderlust Interactive, Inc., 462 Broadway, 6th Floor, New York, New York, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 1996 Annual Report.

     1.  ELECTION OF DIRECTORS

          FOR all nominees listed            WITHHOLD Authority to
          below (except as marked            vote for all nominees
          to the contrary below)             listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

            CATHERINE WINCHESTER, RICHARD S. KALIN and
                        RICHARD S. MELNICK

     2.   APPROVAL OF THE ADOPTION OF THE 1996 STOCK OPTION PLAN;
and

          FOR                                AGAINST


     3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

          FOR                                AGAINST










     PLEASE SIGN ON THE NEXT PAGE AND RETURN THIS PROXY
     PROMPTLY IN THE ENCLOSED ENVELOPE.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR proposals 1, 2 and 3.


DATED:                  , 1996



(Signature)



(Signature, if held jointly)


Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.

                   WANDERLUST INTERACTIVE, INC.
                     (a Delaware Corporation)


                  Notice of 1997 Annual Meeting
                    of Shareholders to be held
                at 10:00 A.M. on January 15, 1997



To the Shareholders of
WANDERLUST INTERACTIVE, INC.

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Meeting") of WANDERLUST INTERACTIVE, INC. (the "Company") will be held on January 15, 1997 at 10:00 A.M. at the offices of Wanderlust Interactive, Inc., 462 Broadway, 6th Floor, New York, New York, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy
Statement:

     1.   Election of three directors;

     2.   Approval of adoption of the 1996 Stock Option Plan; and

     3. Such other matters as may properly come before the Meeting.

     The Board of Directors has fixed November 22, 1996, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from December 9, 1996 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                              By Order of the Board of Directors

                              Richard S. Kalin, Secretary
Date:  December 2, 1996

Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended June 30, 1996 should be addressed to Shareholder Relations, Wanderlust Interactive, Inc. 598 Broadway, New York, New York 10012. This material will be furnished without charge to any shareholder requesting it.

                   WANDERLUST INTERACTIVE, INC.

                           598 Broadway
                    New York, New York  10012

                         Proxy Statement

     The enclosed proxy is solicited by the management of Wanderlust Interactive, Inc. (the "Company") in connection with the 1997 Annual Meeting of Shareholders (the "Meeting") to be held on January 15, 1997 at 10:00 A.M. at the offices of Wanderlust Interactive, Inc., 462 Broadway, 6th Floor, New York, New York, and any adjournment thereof. The Board of Directors has set November 22, 1996 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

     (1) The election of the persons listed herein as directors of the Company;

     (2)  Approval of adoption of the 1996 Stock Option Plan; and

     (3) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended June 30, 1996 ("Fiscal 1996")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 3,763,719 shares of Common Stock (the "Common Stock") outstanding at the close of business on November 22, 1996 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about December 2, 1996.

                    1.  ELECTION OF DIRECTORS

     Three directors are to be elected by a majority of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

                Catherine Winchester
                Richard S. Kalin
                Richard S. Melnick

     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the Meeting, all of whom are presently directors of the Company:

                                   Position
                                   with the            Director
     Name                   Age    Company               Since

     Catherine Winchester   33     Chief Executive     August 1994
                                   and Financial
                                   Officer, Director

     Richard S. Kalin       41     Director and        July 1994
                                   Secretary

     Richard S. Melnick     38     Director            May 1995

     Catherine Winchester. Ms. Winchester, a co-founder of the Company, has been President, Chief Executive Officer and a director since August 1994. In 1989, Ms. Winchester formed InterOptica Publishing Limited ("InterOptica"), a developer of interactive multimedia software CD-ROM titles. Ms. Winchester served as chief executive and worked at InterOptica until December 1993, overseeing various aspects of InterOptica, including product development, sales, marketing finance and administration. From December 1993 until May 1994, Ms. Winchester was the President of Take-2 Interactive Software Inc., the successor to InterOptica. Ms. Winchester graduated from Barnard College, Columbia University, in 1984.

     Richard S. Kalin. Mr. Kalin, a co-founder of the Company, has been Secretary and a director of the Company since it commenced activities in July 1994. He is a co-founder, Secretary and Director of Pentech International, Inc., a manufacturer and marketer of writing instruments and stationery products primarily for children. He is also Chairman, Secretary and Director of Micronetics Wireless, Inc., a manufacturer of components for wireless communications. He is a founding partner of Kalin & Banner, general counsel to the Company. Mr. Kalin has been engaged in the private practice of law since November 1978. He graduated from Georgetown University Law Center in 1978 and University of Illinois in 1975.

     Richard S. Melnick. Mr. Melnick, a director of the Company since May 1995, has been a private investor, mainly in the health care and high technology fields, for the past ten years. In 1991, Mr. Melnick co-founded Saliva Diagnostic Systems, Inc., a company engaged in developing saliva and blood-based immunodiagnostic products and served as a director from 1992 to 1993. Mr. Melnick also co-founded DermaRx Corporation, a developer of wound care products in 1985 and has served as a director since 1988.

     Ms. Winchester and Mr. Kalin may be deemed to be promoters of the Company as such term is defined in the rules and regulations promulgated under the Securities Act.

     Directors serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.
Directors not employed by the Company receive $1,000 per month for their services as directors of the Company.

     During the fiscal year ended June 30, 1996 ("Fiscal 1996"), the Board of Directors met on three occasions and acted seven times by unanimous consent.

OTHER EXECUTIVE OFFICERS

                         Position                 Position
                         with the                 Held
Name                Age  Company                  Since

Jeffrey I. Gross    32   Vice President -         May 1996
                         North American
                         Sales and Marketing

Jennifer Scanlin    42   Vice President -         May 1996
                         Development

     Jeffrey I. Gross.   Mr. Gross has been Vice President-North
American Sales and Marketing since May 1996. Prior to his employment with the Company, from September 1994 through March 1996, Mr. Gross was an executive producer of CD-ROMs at Byron Preiss Multimedia Division in New York. From April 1991 through September 1994, Mr. Gross was Senior Product Manager at Absolute Entertainment, Inc., a videogame production company located in New Jersey. From September 1988 until April 1991, he was a marketing manager at Microvideo Learning Systems, Inc., a producer of training products for corporations.

     Jennifer Scanlin.   Ms. Scanlin has been employed by the
Company as a consultant since October 1994 and as an employee since May 1996. Prior to her appointment as Vice President-Development in May 1996, Ms. Scanlin served as the Company's creative director. From July 1994 through December 1994, Ms. Scanlin consulted as a producer to HBO Studios, a television production company. From 1980 until 1994, Ms. Scanlin was Vice President for Romulus Productions, Inc., a media production company.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES
EXCHANGE ACT OF 1934.

     Ms. Jennifer Scanlin, upon her appointment as Vice-President-Development, did not timely file Form 3 to list her ownership of securities. Mr. Jeffrey Gross did not timely file Form 3 to report the grant of an option to him. These forms were subsequently filed.


EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received during the Company's last three fiscal years by the Company's executive officers:

                    SUMMARY COMPENSATION TABLE

Name and                           Annual Com-    Other Annual
Principal                Fiscal    pensation-     Compensation
Position                 Year      Salary ($)     Bonus ($)

Catherine Winchester,    1996        92,639         25,000
Chief Executive
Officer                  1995        49,452         31,359(1)

_______________

(1) Includes $6,359 as the value of 10,003 shares of Common Stock distributed as a bonus during Fiscal 1995.


Employment and Consulting Agreements

     Ms. Winchester entered into a three-year employment agreement (the "Agreement") with the Company, effective on March 26, 1996. The Agreement provides that she will serve as Chief Executive Officer and President of the Company and receive for her services a base salary of $150,000 per year, plus annual cost of living increases. The Agreement provides that Ms. Winchester will devote substantially all of her business time, attention and energy to the Company and be subject to a one year covenant not to directly compete with the Company after her relationship with the Company ends. Pursuant to the Agreement, Ms. Winchester is also entitled to the following bonuses if the Company meets the specified performance goals: (i) $25,000 upon completion of the first alpha version (the completed, untested version) of the first title designed and developed by the Company; (ii) $25,000 upon completion of the first title designed, developed and marketed by the Company delivered for commercial sale; and (iii) $25,000 for each $1,000,000 of revenues from any titles (collectively, such bonuses are referred to herein as the "Bonus"). Notwithstanding the foregoing, the Bonus for any fiscal year shall not be greater than $50,000 unless the Company has pretax income of at least $500,000, shall not be greater than $75,000 unless the Company has pretax income of at least $1,000,000 and shall not be greater than $100,000 unless the Company has pretax income of at least $1,500,000. She is also entitled to participate in all group health and insurance programs and other fringe benefit or retirement plans available to executive and other employees of the Company.

     In July 1995, Mr. Simon Winchester, Ms. Winchester's husband and an author of travel books and magazine articles, began serving as a creative consultant to the Company. Mr. Winchester receives
$24,000 per year for his services.

     In November 1995, Mr. Melnick entered into a one-year consulting agreement with the Company which provides that he shall furnish the Company with his business consulting services commencing in March 1996. Mr. Melnick was paid $31,000 during Fiscal 1996.

STOCK OPTION PLANS

     In September 1994, the Company's Board of Directors and stockholders adopted a stock option plan (the "Stock Option Plan"). The Stock Option Plan was amended in September 1995 to increase the number of shares for which options could be granted to 360,000.
The Company's stockholders approved the Stock Option Plan, as amended, in September 1995. No options may be issued under the Stock Option Plan after April 1, 2004. The Stock Option Plan provides that options may be granted to employees, consultants or directors. Options granted under the Stock Option Plan may be incentive or non-qualified options, or both, as such terms are defined in the Internal Revenue Code of 1986, as amended. All directors and advisors to the Company's Board of Directors who are not employees of the Company shall automatically receive a grant of 10,000 non-qualified options upon election or appointment to the Board, provided that the director is elected or appointed subsequent to the date the Stock Option Plan was approved by the Company's stockholders (September 13, 1995). From June 1995 through May 1996, an aggregate of 325,028 options were granted to 20 employees of the Company. These options expire six years from the date of issuance and are exercisable at prices ranging from $1.08 to $5.50 per share.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL
               YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                   Number of
                                   Securities
                                   Underlying     Value of
                                   Unexercised    Unexercised
                                   Options        In-the-Money
          Shares Ac-               At FYE         Options At FYE
          quired On      Value     Exercisable/   ($) Exercisable/
Name      Exercise       Realized  Unexercisable  Unexercisable (1)

Jennifer     -              -      5,001/20,008   36,257/145,058
  Scanlin

Jeffrey I.   -              -      0/25,000       0/181,250
  Gross


COMPENSATION OF DIRECTORS

     Directors are compensated for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 1996, Mr. Melnick received $31,000 and Mr. Kalin received $3,000. In addition, Kalin & Banner, a law firm in which Mr. Kalin is a partner, received approximately $206,500 in fees and reimbursement of expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth as of October 15, 1996, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of the Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                         Number of           Percent of
Names and Address        Shares Owned (1)    Outstanding Shares
of Beneficial Owner      Owned (1)           of Common Stock

Catherine Winchester        537,878(2)            14.8%
258 Broadway, #6A
New York, New York 10007

Richard S. Kalin            431,464(3)            11.7%
P.O. Box 462
Bridgehampton, N.Y. 11932





                         Number of           Percent of
Names and Address        Shares Owned (1)    Outstanding Shares
of Beneficial Owner      Owned (1)           of Common Stock

Richard S. Melnick         255,196(4)              9.2%
P.O. Box 3346
Boulder, CO 80304

All officers and
  directors as a
  group (three persons)  1,309,638(2)(3)(4)       35.7%



(1)  All shares owned directly unless otherwise noted.

(2)  Includes 166,732 shares of Common Stock owned by Mr. Simon
     Winchester, Ms. Winchester's husband, as to which she disclaims beneficial ownership.

(3)  Includes 84,199 shares of Common Stock owned by Ms. Noelle
     Makenzie, Mr. Kalin's wife, and 13,801 shares of Common Stock, including 4,631 shares of Common Stock issuable upon conversion of a $10,000 Convertible Debenture owned by Mr.
     Kalin's minor child, as to all of which he disclaims beneficial ownership.

(4)  Includes 87,867 shares of Common Stock owned by Ms. Alice
     Melnick, Mr. Melnick's wife, as to which he disclaims beneficial ownership.


CERTAIN TRANSACTIONS

     In April 1995 and December 1995, Ms. Winchester personally guaranteed performance of the Company's obligations pursuant to its leases for the two floors of the Company's offices located at 598 Broadway, New York, New York. The Company intends to vacate these offices in December 1996.


      2.   APPROVAL OF THE COMPANY'S 1996 STOCK OPTION PLAN

     The Board of Directors is recommending approval of the Company's 1996 Stock Option Plan (the "1996 Plan"). The Board of
Directors adopted the 1996 Plan on July 25, 1996.

     The 1996 Plan provides for the issuance of incentive and non-statutory stock options to employees, consultants, advisors and/or directors. The Company will reserve 360,000 shares of its Common Stock for issuance of shares of Common Stock pursuant to the 1996 Plan. The 1996 Plan will be in effect for ten years from its effective date. Options shall be exercisable at the fair market value at the date of the grant except options issued to persons who own in excess of ten percent of the Common Stock may be no less than 110% of the fair market value.

     Generally, for Federal income tax purposes neither the grant nor exercise of an incentive option will result in any tax effect on either the Company or the recipient. Upon the sale of Common Stock issued upon exercise of such an option, the recipient is obligated to pay federal tax on any amount received from the sales price over the exercise price of the option, as a capital gain. Generally, this is not a taxable event for the Company. With respect to non-incentive options, the difference between the exercise price of the option and the market price of a share of Common Stock on the day of exercise will be treated as ordinary income for the recipient and compensation expense for the Company.

     A copy of the 1996 Plan is attached hereto as Exhibit "A".
Along with certain prerequisites already incorporated into the body of the 1996 Plan, Rule 16b-3 promulgated under the Securities
Exchange Act of 1934 requires the 1996 Plan's approval by a majority of the votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE IN
FAVOR OF ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN.


                        3.  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.


INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Drucker Math & Whitman, independent certified public accountants, auditors of its Fiscal 1996 financial statements, as the auditors of the financial statements of the Company for its current fiscal year ending June 30, 1997. A member of such firm is expected to be at the Meeting and will be given the opportunity to make a statement and to answer questions any shareholders may have.












SHAREHOLDERS' PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 462 Broadway, New York, New York 10013 on or before August 20, 1997.

                            By Order of the Board of Directors

                            Richard S. Kalin,
                            Secretary



Dated:  December 2, 1996

                            EXHIBIT A

                   WANDERLUST INTERACTIVE, INC.
                      1996 STOCK OPTION PLAN

     1. General Plan Information. The purpose of this Stock Option Plan (the "Plan") is to advance the interests of Wanderlust Interactive, Inc. (the "Company") by enhancing the ability of the Company to attract and retain selected employees, officers, consultants, advisors to the Board of Directors and qualified directors (collectively the "Participants") by creating for such Participants incentives and rewards for their contributions to the success of the Company, and by encouraging such Participants to become owners of shares of the Company's common stock, par value $0.01 per share, as the title or par value may be amended (the "Shares").

     Options granted pursuant to the Plan may be incentive stock options ("Incentive Options") as defined in the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options, or both. The proceeds received from the sale of Shares pursuant to the Plan shall be used for general corporate purposes.

     2. Effective Date of Plan. The Plan will become effective upon approval by the Board of Directors (the "Board"), and shall be subject to the approval by the holders of at least a majority of all Shares present in person and by proxy and entitled to vote thereon at a meeting of stockholders of the Company prior thereto or within 12 months thereafter.

     3. Administration of the Plan. The Plan will be administered by the Board of the Company. The Board will have authority, not inconsistent with the express provisions of the Plan, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

     The Board may, in its discretion, delegate its powers with respect to the Plan to an employee benefit plan committee or any other committee (the "Committee"), in which event all references to the Board hereunder, including without limitation the references in
Section 10, shall be deemed to refer to the Committee. The Committee shall consist of not fewer than three members. Each of the members must be a "disinterested person" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by the majority of its members present at a meeting. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by all of the Committee members.

     The Board and the Committee, if any, shall have the authority to determine eligibility, the number of options granted and the exercise price of options.

     4. Eligibility. The Participants in the Plan shall be all employees, officers, consultants, advisors to the Board of Directors and qualified directors of the Company or any of its present or future subsidiaries (as defined in Section 9) whether or not they are also officers of the Company. Members of the Committee are eligible only if they do not exercise any discretion in: (i) selecting Participants who receive grants of options; (ii) determining the number of Shares to be granted to any Participant; or (iii) determining the exercise price of any options, or as counsel to the Company may otherwise advise the Committee that the taking of any such action does not impair the status of such eligible Committee members as "disinterested persons" within the meaning of Exchange Act Rule 16b-3.

     5.  Grant of Options.

          (a) The Board shall grant options to Participants that it, in its sole discretion, selects. Options shall be granted on such terms as the Board shall determine except that Incentive Options shall be granted on terms that comply with the Code and regulations thereunder.

          (b) All directors and advisors to the Board of Directors of the Company who are not employees of the Company or its subsidiaries shall automatically receive grants of 10,000 fully-vested non-qualified options upon election or appointment to the Board, if not a member of the Board at the time this Plan is adopted by the Board and the Company has a class of equity securities registered under the Securities Act of 1933 (the "Act"). The exercise price shall be 100% of fair market value on the date of grant as defined by Section 9.

          (c) No options shall be granted after July 25, 2006 but options previously granted may extend beyond that date.

     6.   Option Agreements.

          (a) Each option under the Plan shall be evidenced by an option agreement, which shall be signed by an officer of the Company and by the optionee and which shall contain such provisions as may be approved by the Board.

          (b) The option agreements shall constitute binding contracts between the Company and the optionee. Every optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of this Plan and of the option agreement.

          (c) The terms of the option agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

     7.  Terms and Conditions of Options.

          (a) Exercise Price. Except as provided in Section 5(b) of this Plan, the purchase price per share for Shares issuable upon exercise of options shall be a minimum of 100% of fair market value on the date of grant and shall be determined by the Board. For this purpose, "fair market value" will be determined as set forth in Section 9. Notwithstanding the foregoing, if any person to whom an option is to be granted owns in excess of ten percent of the outstanding capital stock of the Company, then no option may be granted to such person for less than 110% of the fair market value on the date of grant as determined by the Board.

          (b)  Annual Limit on Grant and Exercise.     Incentive
Options shall not be granted to any individual pursuant to this Plan, the effect of which would be to permit such person to first exercise options, in any calendar year, for the purchase of Shares having a fair market value in excess of $100,000 (determined at the time of the grant of the options). An optionee hereunder may exercise options for the purchase of Shares valued in excess of $100,000 (determined at the time of the grant of the options) in a calendar year, but only if the right to exercise such options shall have first become available in prior calendar years.

          (c) Payment for Delivery of Shares. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the Shares as to which the option is exercised. The purchase price shall be payable by the Participant to the Company either (i) in cash, certified check, bank draft or money order payable to the order of the Company; or (ii) through the delivery of Shares owned by the Participant for a period of not less than six months and for which the Participant has good title (free and clear of any liens and encumbrances) having a fair market value equal to the purchase price; or (iii) by a combination of cash and Shares as provided in
(i)  and (ii) above.

     The Company shall not be obligated to deliver any Shares unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time not listed on any securities exchange, unless and until the Shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of Shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended and applicable state securities laws.

     A Participant shall have the rights of a shareholder only as to Shares actually acquired by him under the Plan.

          (d)  Vesting.  Except for options granted pursuant to
Section 5(b) of this Plan, the Board may impose such vesting restrictions as it sees fit at the time of grant.

          (e) Non-Transferability of Options. Options may not be sold, assigned or otherwise transferred or disposed of in any manner whatsoever except as provided in Section 7(g).

          (f) Forfeiture of Options upon Termination of Relationship. All options which have not vested shall terminate and be forfeited automatically upon the termination for any reasons whatsoever of a Participant's status as an employee, consultant or advisor to the Board. Unexercised options shall terminate and be forfeited upon (i) the Participants voluntary termination of his employment or (ii) the expiration of three months after the Participant's employment is terminated by the Company. Except as provided in Section 7(g) below, unexercised options granted to directors shall not terminate or be forfeited in the event such person is no longer a director of the Company.

          (g) Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such options may be exercised, as to all or any of the Shares which the Participant was entitled to purchase immediately prior to his death, by his personal representative or the person or persons to whom the options are transferred by the will or the applicable laws of descent and distribution, and except as so exercised such options will expire at the end of such period.

          (h) Loans to Exercise Options. If requested by any Participant to whom a grant of non-qualified options has been made, the Company or any subsidiary may loan such person the amount of money necessary to pay the federal income taxes incurred as a result of the exercise of any options (or guarantee a bank loan for such purpose), assuming that the Participant is in the maximum federal income tax bracket six months from the time of exercise and assuming that the Participant has no deductions which would reduce the amount of such tax owed. The loan shall be made on or after April 15th of the year following the year in which the amount of tax is determined as may be requested by the Participant and shall be made on such terms as the Company or lending bank determines.

          (i) Withholding Taxes. To the extent that the Company is required to withhold taxes for federal income tax purposes in connection with the exercise of any options, the Company shall have the right to assist the Participant to satisfy such withholding requirement by (i) the Participant paying the amount of the required withholding tax to the Company, (ii) the Participant delivering to the Company Shares of its common stock previously owned by the Participant or (iii) the Participant having the Company retain a portion of the Shares covered by the option exercise. The number of Shares to be delivered to or withheld by the Company times the fair market value as defined by Section 8 of this Plan shall equal the cash required to be withheld. To the extent that the Company elects to allow the Participant either to deliver or have withheld Shares of the Company's common stock, the Board or the Committee may require him to make such election only during certain periods of time as may be necessary to comply with appropriate exemptive procedures regarding the "short-swing" profit provisions of Section 16(b) of the Exchange Act or to meet certain Code requirements.

     8.  Shares Subject to Plan.

          (a) Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall, in the discretion of the Board, be authorized but unissued Shares of common stock or previously issued Shares acquired by the Company. Subject to adjustments as described below, the aggregate number of Shares which may be delivered under this Plan shall not exceed 360,000 Shares of common stock of the Company.

          (b) Changes in Stock. In the event of a stock dividend, stock split or combination of Shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of Shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of Shares or securities which may be delivered under the Plan, the option price and other relevant provisions, shall be appropriately adjusted by the Board whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate.

     The Board may also adjust the number of Shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those in which the Company is not the surviving Corporation as described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

     9.  Definitions.

          (a) For purposes of the Plan, a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing 50 percent or more of the total combined voting power of all classes of stock or (ii) over which the Company has effective operating control.

          (b) The fair market value of the Shares of common stock shall be deemed to be:

               (i) the closing price of the Company's common stock appearing on a national securities exchange if the Company's common stock is listed on such an exchange, or if not listed, the average closing bid price appearing on the National Association of Securities Dealers Automated Quotation System ("NASDAQ");

               (ii) if the Shares of common stock are not listed on NASDAQ, then the average bid price for the Company's stock as listed in the National Quotation Bureau's pink sheets;

               (iii) if there are no listed bid prices published in the pink sheets, then the market value shall be based upon the average closing bid price as determined following a polling of all dealers making a market in the Company's Shares.

     10. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorney's fees, actually and reasonably incurred in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceeding, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for a breach of the duty of loyalty, bad faith or intentional misconduct in his duties; and provided further, that the Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend same.

     11. Amendments. The Board may at any time discontinue granting options under the Plan. The Board may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, provided that (except to the extent explicitly required or permitted herein above) no such amendment will, without the approval of the stockholders of the Company, (a) increase the maximum number of Shares available under the Plan, (b) reduce the option price of outstanding options or reduce the price at which options may be granted, (c) extend the time within which options may be granted, (d) amend the provisions of this Section 11 of the Plan, (e) adversely affect the rights of any Participant (without his consent) under any options theretofore granted or (f) be effective if stockholder approval is required by applicable statute, rule or regulation.

Date Approved by Board of Directors:  July 25, 1996

Date to be Approved by Shareholders:




cdkidz\Pxy.96